                                                                Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

         In  connection  with the  accompanying  amended  Annual  Report on Form
10-K/A of Energy West, Incorporated for the year ended June 30, 2003, I, John C.
Allen,  Interim Chief Executive Officer (principal  executive officer) of Energy
West,  Incorporated,  hereby  certify  pursuant to 18 U.S.C.  Section  1350,  as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that to my knowledge:

         (1) such amended Annual Report on Form 10-K/A for the year ended,  June
30, 2003 fully complies with the  requirements  of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

         (2) the  information  contained in such amended  Annual  Report on Form
10-K/A  for the year  ended  June 30,  2003  fairly  presents,  in all  material respects,  the  financial  condition  and results of  operations of Energy West,
Incorporated.

Date: October 20, 2003          /s/ John C. Allen
                              ---------------------------------------------
                              John C. Allen
                              Interim President and Chief Executive Officer
                              (principal executive officer)

[A signed  original of this written  statement  required by Section 906 has been provided to Energy  West,  Incorporated  and will be  retained  by Energy  West,
Incorporated  and  furnished to the  Securities  and Exchange  Commission or its
staff upon request]